FORM 8-K

                                     SECURITIES AND EXCHANGE COMMISSION

                                           Washington, D.C.  20549


                                               CURRENT REPORT


                                   Pursuant to Section 13 or 15(d) of the
                                       Securities Exchange Act of 1934


                                                  * * * * *



Date of Report (Date of earliest event reported):  January 19, 1994



                                              WITCO CORPORATION


              (Exact name of registrant as specified in its charter)


            Delaware                 1-4654            13-1870000


(State or other jurisdiction       (Commission       (IRS Employer
      of Incorporation)            File Number)      Identification No.)



   520 Madison Avenue, New York, New York            10022-4236


  (Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code:  (212) 605-3800

Item 5.   Other Events


         On January 19, 1994, Witco Corporation announced that it will take a $92.6 million charge ($60.1 million after tax, or $1.10 per common share) against earnings in the fourth quarter which ended December 31, 1993.
         The complete text of the press release issued by Witco Corporation is attached.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits
         (c)       Exhibits
                   (20)     Press Release dated January 19, 1994

                                                 SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   (Registrant)  WITCO CORPORATION




                                (Signature)   /s/ Michael D. Fullwood

                                              Michael D. Fullwood
                                              Executive Vice President and
                                              Chief Financial Officer


                                (Date)        January 24, 1994

                               Exhibit Index



Exhibit No.       Exhibit                               Page No.


    (20)          Press release of the Registrant          5
                  dated January 19, 1994